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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      September 7, 2006
                                                 -------------------------------

                               Comm Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                      0-17455                23-2242292
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  file number)         Identification No.)




125 North State Street, Clarks Summit, PA                         18411
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:       (570)586-0377
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant's Certifying Accountant

Effective September 5, 2006, the Joint Audit Committee of the Board of Directors of Comm Bancorp, Inc. (the "Company") appointed Beard Miller Company LLP as its independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2006. Beard Miller Company LLP has informed the Company that it has accepted the engagement. Neither the Company, nor anyone on its behalf, has ever consulted with Beard Miller Company LLP on the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Beard Miller Company LLP replaces Kronick Kalada Berdy & Co. who resigned on August 16, 2006. See the amended Current Report of the Company on Form 8-K/A for August 24, 2006, which reported the resignation of the Company's previous independent registered public accounting firm.





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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       Comm Bancorp, Inc.
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                                                         (Registrant)



Date: September 7, 2006                      By: /s/ Scott A. Seasock
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                                                 Scott A. Seasock
                                                 Executive Vice President
                                                 and Chief Financial Officer
                                                 (Principal Financial Officer)




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